UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment to Form 8-K filed on February 12, 2014)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  February 11, 2014

DE ACQUISITION 2, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18671 Lake Drive East
Southwest Tech Center A
Minneapolis, MN 55317
(Address of principal executive offices) (Zip Code)

(952) 698-6980
(Registrant’s telephone number, including area code)

3017 W. 97th St., Suite 117
Minneapolis, MN 55431
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NOTE OF EXPLANATION

                    This report amends a Current Report on Form 8-K filed by the registrant on February 12, 2014 (the “Original Report”) for the purpose of disclosing certain stockholder-approved actions of the registrant that occurred immediately prior to the consummation of the merger transaction (the “Merger”) involving the registrant’s wholly owned subsidiary and Cachet Financial Solutions Inc., a Minnesota corporation (“Cachet”).  As a result of the Merger, Cachet became the wholly owned operating subsidiary of the registrant and the former holders of Cachet securities were issued 64,369,503 shares of common stock representing approximately 92.8% of the registrant’s common stock issued and outstanding common immediately after the Merger.  Although received by the registrant prior to the Merger, the stockholder approvals described in this amended report were not received in time to incorporate their disclosure in the Original Report.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

                   The disclosures contained in Items 5.02 and 5.03 below are incorporated herein by this reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                   On February 12, 2014, shortly prior to the consummation of the Merger, the registrant’s stockholders took action by unanimous written consent to, among other things, elect four new persons to the registrant’s Board of Directors—

•	Mark S. Anderson
•	James L. Davis
•	Michael J. Hanson, and
•	Jeffrey C. Mack

                   The biographies of these individuals are contained in the Original Report.  None of these persons have been identified to serve on any committees of the Board of Directors at this time.  Although the election of these persons to the Board of Directors was made on February 12, 2014, the related unanimous written consent of the stockholders specified that their election will not be effective until the expiration of the waiting period prescribed by SEC Rule 14c-2.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

   The stockholders of the registrant, acting unanimously by written consent prior to the closing of the Merger, and in addition to the election of directors described in Item 5.02 above, approved the following:

                   1.  An Amended and Restated Certificate of Incorporation for the registrant;

                   2.  Amended and Restated Bylaws for the registrant; and

                   3.  A stock combination (reverse stock split) of the registrant’s issued and outstanding common stock on a 1-for-10.9532 basis, such stock combination to be effective upon the filing of the Amended and Restated Certificate of Incorporation.

                  Although unanimously approved by the stockholders in their written consent signed on February 12, 2014, the amendments and the related stock combination will not be effective until the expiration of the waiting period prescribed by SEC Rule 14c-2 and, in the case of the Amended and Restated Certificate of Incorporation and related stock combination, an appropriate filing with the Delaware Secretary of State.  A description of the amendments to the registrant’s Certificate of Incorporation and bylaws is below.

Amended and Restated Certificate of Incorporation

The Amended and Restated Certificate of Incorporation:

•	sets forth more explicit indemnification rights for officers and directors of the registrant (which provisions are not contained in the existing Certificate of Incorporation);

•
permits the Board of Directors to amend the bylaws of the registrant, subject, however, to the power of the stockholders to do the same (the existing Certificate of Incorporation contains no such provision);

•
contains more explicit powers of the Board of Directors relating to the designation and issuance of preferred stock of the registrant (whereas the existing Certificate of Incorporation contains only general language respecting preferred stock as authorized share capital);

•	permits the Board of Directors to fix the size of the Board of Directors (the existing Certificate of Incorporation contains no such provision); and

•	will effect a stock combination (reverse stock split) of the registrant’s issued and outstanding common stock on a 1-for-10.9532 basis.

Amended and Restated Bylaws

The Amended and Restated Bylaws:

•	provide that special meetings of stockholders may be called only by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer or (iii) the full Board of Directors;

•	contain advance-notice provisions relating to the conduct of business at stockholder meetings, including the nomination by stockholders of persons to serve as directors of the registrant.

•	set forth explicit rights, powers and manner of acting of the Board of Directors and officers;

•	permit the Board of Directors to create committees;

•	permit stockholders holding a majority of the voting shares of the registrant to take action through written consent;

•	permit the Board of Directors to increase the size of the Board of Directors and to amend the bylaws, subject, however, to the power of the stockholders to do the same; and

•	provide for the indemnification of directors and officers to the extent not prohibited by applicable law.

None of the above provisions are contained in the existing bylaws of the registrant.  The foregoing descriptions are qualified in their entireties by reference to the approved, but not yet effective, Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws.  Copies of these documents are filed with this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by this reference.

On February 14, 2014, the registrant formed a wholly owned subsidiary named “Cachet Financial Solutions, Inc.,” in the State of Delaware.  On the same day, the registrant caused that subsidiary to be merged with and into the registrant with the registrant surviving the “short-form merger.”  As a result of that short-form merger and as permitted by Delaware law, the registrant changed its legal name to “Cachet Financial Solutions, Inc.”  The short-form merger was undertaken solely to effect a change in the registrant’s name.

As disclosed in the Original Report, the registrant’s Board of Directors approved a change in the fiscal year of the registrant.  The transition period for this change in fiscal year will accordingly be March 1, 2013 through December 31, 2013.  The registrant expects to file the related transition report on Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
3.3	Amended and Restated Certificate of Incorporation (filed herewith) *

3.4	Amended and Restated Bylaws (filed herewith) *

3.5	Certificate of Ownership filed with the State of Delaware on February 14, 2014 (filed herewith)

* As explained in Items 5.03 of this report, these documents have been unanimously approved by stockholders of the registrant but will not be filed with the State of Delaware until the expiration of the waiting period prescribed by Rule 14c-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DE ACQUISITION 2, INC.:
(Registrant)

By:	/s/ Jeffrey C. Mack
Jeffry C. Mack, Chief Executive Officer

Dated: February 14, 2014

EXHIBIT INDEX

3.3	Amended and Restated Certificate of Incorporation *

3.4	Amended and Restated Bylaws *

3.5	Certificate of Ownership filed with the State of Delaware on February 14, 2014

* As explained in Items 5.03 of this report, these documents have been unanimously approved by stockholders of the registrant but will not be filed with the State of Delaware until the expiration of the waiting period prescribed by Rule 14c-2.